UNITED STATES
                     SECURITIES AND EXCHANGE  COMMISSION
                                 Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 24, 2006

                          MEDISCIENCE TECHNOLOGY CORP.

             (Exact name of registrant as specified in its charter)

        NEW JERSEY                      0-7405                   22-1937826

(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08034

        (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (215) 485 0362

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

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Section 8 Other events
Item 8.01. Other Events.

On May 26, 2006 Registrant reports Syracuse University independent comparative assessment of business opportunity for Mediscience/Info tonics photonics-based optical biopsy Pill technology (see report exhibit 99.2) This disclosure is intended to satisfy: SEC Section 6, 6.01 Regulation FD, disclosure and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1   Press Release of Mediscience Technology Corp. dated May 24, 2006

99.2   Report dated March 31, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 26, 2006

                       MEDICSCIENCE TECHNOLOGY CORPORATION

                                        By: Peter Katevatis
                                            ----------------------------
                                            Name: Peter Katevatis
                                            Title: Chairman of the Board
                                            and Chief Executive Officer


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                                  Exhibit Index
Exhibit No.     Description
--------------------------------------------------------------------------------
99.1            Press Release of Mediscience Technology Corp. dated May 24, 2006

99.2            Report dated  March  31, 2006




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